Report of
Independent
Registered Public
Accounting Firm


To the Shareholders
and
Board of Trustees of
Federated Insurance
Series

In planning and
performing our audit
of the financial
statements of
Federated Managed
Tail Risk Fund II,
Federated Managed
Volatility Fund II,
Federated Fund for
U.S. Government
Securities II,
Federated High
Income Bond Fund II,
Federated Kaufmann
Fund II, Federated
Prime Money Fund II,
and Federated Quality
Bond Fund II
(collectively, the
?Funds?), each a
portfolio of Federated
Insurance Series, as of
and for the year or
period ended
December 31, 2014, in
accordance with the
standards of the Public
Company Accounting
Oversight Board
(United States), we
considered the Funds?
internal control over
financial reporting,
including controls
over safeguarding
securities, as a basis
for designing our
auditing procedures
for the purpose of
expressing our
opinion on the
financial statements
and to comply with
the requirements of
Form N-SAR, but not
for the purpose of
expressing an opinion
on the effectiveness of
the Funds? internal
control over financial
reporting.
Accordingly, we
express no such
opinion.

Management of the
Funds are responsible
for establishing and
maintaining effective
internal control over
financial reporting. In
fulfilling this
responsibility,
estimates and
judgments by
management are
required to assess the
expected benefits and
related costs of
controls. A company?s
internal control over
financial reporting is a
process designed to
provide reasonable
assurance regarding
the reliability of
financial reporting and
the preparation of
financial statements
for external purposes
in accordance with
generally accepted
accounting principles.
A company?s internal
control over financial
reporting includes
those policies and
procedures that (1)
pertain to the
maintenance of
records that, in
reasonable detail,
accurately and fairly
reflect the transactions
and dispositions of the
assets of the company;
(2) provide reasonable
assurance that
transactions are
recorded as necessary
to permit preparation
of financial statements
in accordance with
generally accepted
accounting principles,
and that receipts and
expenditures of the
company are being
made in accordance
with authorizations of
management and
directors of the
company; and (3)
provide reasonable
assurance regarding
prevention or timely
detection of the
unauthorized
acquisition, use, or
disposition of the
company?s assets that
could have a material
affect on the financial
statements.

Because of its inherent
limitations, internal
control over financial
reporting may not
prevent or detect
misstatements. Also,
projections of any
evaluation of
effectiveness to future
periods are subject to
the risk that controls
may become
inadequate because of
changes in conditions,
or that the degree of
compliance with the
policies or procedures
may deteriorate.

A deficiency in
internal control over
financial reporting
exists when the design
or operation of a
control does not allow
management or
employees, in the
normal course of
performing their
assigned functions, to
prevent or detect
misstatements on a
timely basis. A
material weakness is a
deficiency, or a
combination of
deficiencies, in
internal control over
financial reporting,
such that there is a
reasonable possibility
that a material
misstatement of the
Funds? annual or
interim financial
statements will not be
prevented or detected
on a timely basis.

Our consideration of
the Funds? internal
control over financial
reporting was for the
limited purpose
described in the first
paragraph and would
not necessarily
disclose all
deficiencies in internal
control that might be
material weaknesses
under standards
established by the
Public Company
Accounting Oversight
Board (United States).
However, we noted no
deficiencies in the
Funds? internal
control over financial
reporting and its
operation, including
controls over
safeguarding
securities that we
consider to be a
material weakness as
defined above as of
December 31, 2014.

This report is intended
solely for the
information and use of
management and the
Board of Trustees of
Federated Income
Securities Trust and
the Securities and
Exchange
Commission and is
not intended to be and
should not be used by
anyone other than
those specified parties.

/s/KPMG LLP

Boston, Massachusetts
February 13, 2015